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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) February 6, 2001
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                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina               1-5846                        57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                             29615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9. REGULATION FD DISCLOSURE.

[LIBERTY CORPORATION LETTERHEAD]

For Further Information:  Howard Schrott (864) 609-8390

                  THE LIBERTY CORP. DECLARES QUARTERLY DIVIDEND
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                Date, Time Set for Annual Meeting of Shareholders


GREENVILLE, S.C., Feb. 6, 2001 - The board of directors of The Liberty Corp. (NYSE:LC - news) today declared a regular quarterly dividend of $.22 per share on common stock, payable on April 3, 2001, to shareholders of record on March 15, 2001. Liberty currently has 19,565,000 common shares outstanding.

         The Board of Directors also extended to February 28, 2002, the company's authorization to purchase from time to time up to 4,000,000 shares of stock in the open market or directly negotiated transactions.

         It was announced that the company's annual meeting of shareholders will be held on May 8, 2001, at 10:30 a.m. Eastern time at its offices located on Wade Hampton Blvd. in Greenville. Shareholders of record as of March 15, 2001, are entitled to vote on business introduced at the annual meeting.

         A major group broadcaster, Liberty, through its operating subsidiary, Cosmos Broadcasting, owns fifteen network-affiliated television stations, including eight NBC, five ABC and two CBS affiliates. In addition, Cosmos owns CableVantage Inc., a cable advertising sales subsidiary; Take Ten productions, a video production facility; and Broadcast Merchandising Company, a professional broadcast equipment dealership.

         Cosmos has operational partnerships and equity positions in WorldNow, the leading provider of Internet technology solutions for local media companies; MyWeather, developer of innovative technologies to provide personalized weather on the web; and iBlast, the nation's largest wireless data broadcast distribution network, providing a fast, cost-effective "last mile" solution for content providers and consumers.

                                      -END-


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
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                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary

February 6, 2001